                                                                  EXECUTION COPY




                  COLLATERAL TRUST AND INTERCREDITOR AGREEMENT


                           COLLATERAL TRUST AND INTERCREDITOR AGREEMENT (as
                  amended and modified from time to time, this "Agreement") dated as of June 27, 2001, among RITE AID CORPORATION, a Delaware corporation ("Rite Aid"), each Subsidiary of Rite Aid listed on the signature pages hereto or which becomes a party hereto pursuant to Section 9.11 hereof (each such Subsidiary, individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as collateral trustee (in such capacity, the "Second Priority Collateral Trustee") for the holders from time to time of the Second Priority Debt Obligations, CITICORP USA, INC., a Delaware corporation ("Citicorp USA"), as collateral agent (in such capacity, the "Senior Collateral Agent") for the Senior Secured Parties under the Senior Loan Documents, STATE STREET BANK AND TRUST COMPANY, as trustee under the 10.50% Note Indenture for the holders of the 10.50% Notes and as trustee under the Exchange Note Indenture for the holders of the Exchange Notes, CITICORP USA, INC., a Delaware corporation, as agent for the Synthetic Lease Parties under the Synthetic Lease Documents, and each other Second Priority Representative which becomes a party hereto pursuant to
                  Section 10.12 hereof.

         Reference is made to the Senior Debt Documents. The Subsidiary Guarantors have entered into the Senior Subsidiary Guarantee Agreement, pursuant to which they have, jointly and severally, guaranteed the Senior Obligations for the benefit of each Senior Secured Party. Each of the Subsidiary Guarantors has also entered into the Senior Subsidiary Security Agreement, each Senior Mortgage and each other Senior Collateral Document to which it is a party to secure, among other things, the Senior Obligations, including its obligations under the Senior Subsidiary Guarantee Agreement, and the Subsidiary Guarantors have pledged collateral to the Senior Collateral Agent under such agreements.

         Reference is made to the Second Priority Debt Documents. The Subsidiary Guarantors have entered into the Second Priority Subsidiary Guarantee Agreement, pursuant to which they have, jointly and severally, guaranteed the Second Priority Debt Obligations for the benefit of each Second Priority Debt Party. Each of the Subsidiary Guarantors has also entered into the Second Priority Subsidiary Security Agreement, each Second Priority Mortgage and each other Second Priority Collateral Document to which it is a party to secure, among other things, the Second Priority Debt Obligations, including its obligations under the Second Priority Subsidiary

Guarantee Agreement, and the Subsidiary Guarantors have pledged collateral to the Second Priority Collateral Trustee under such agreements.

         Rite Aid, the Subsidiary Guarantors, and the Second Priority Representatives on behalf of the Second Priority Debt Parties, have requested the Second Priority Collateral Trustee to act as collateral trustee for the Second Priority Debt Parties hereunder and under the Second Priority Collateral Documents. The Second Priority Collateral Trustee is willing to act as collateral trustee for the Second Priority Debt Parties hereunder and under the Second Priority Collateral Documents on the terms and subject to the conditions set forth in this Agreement.

         Accordingly, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   Definitions

         SECTION 1.01 Incorporation by Reference. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Definitions Annex annexed hereto, which is hereby incorporated by reference herein with the same effect as set forth in its entirety herein.

         SECTION 1.02. Certain Definitions. (a) As used in this Agreement, the capitalized terms defined in the recitals hereto shall have the meanings specified therein, and the following terms have the meanings specified below:

         "Class Debt" is defined in Section 10.12.

         "Class Debt Parties" is defined in Section 10.12.

         "Class Debt Representative" is defined in Section 10.12.

         "Collateral Account" is defined in Section 3.01.

         "Definitions Annex" means the Definitions Annex annexed hereto.

         "Distribution Date" means the date on which any funds are distributed by the Senior Collateral Agent or the Second Priority Collateral Trustee in accordance with the provisions of Section 4.01.

         "Event of Default" means any "Event of Default" under any Senior Debt Document or any "Event of Default" under any Second Priority Debt Document.

         "Fees" means, with respect to the Second Priority Collateral Trustee, the Senior Collateral Agent, the trustee under the 10.50% Note Indenture or any Second Priority Representative, any fees, expenses, reimbursements or indemnifications payable by Rite Aid or any Subsidiary Guarantor to such Person in such capacity.

         "Secured Documents" means (a) each Senior Debt Document and (b) each Second Priority Debt Document.

         "Secured Obligations" means, without duplication, (a) the Senior Obligations and (b) the Second Priority Debt Obligations.

         "Secured Parties" means (a) the Senior Secured Parties and (b) the Second Priority Debt Parties.

         "Triggering Event" means (x) the occurrence of any Event of Default and, as a result thereof, (A) the acceleration (including any automatic acceleration in connection with any Bankruptcy Proceeding) of the principal amount of any Senior Obligations or Second Priority Debt Obligations under the terms of any Senior Debt Document or any Second Priority Debt Document or (B) the commencement of the exercise of remedies in respect of Collateral (it being understood that the exercise by the Senior Collateral Agent of its cash sweep rights pursuant to Section 9.11 of the Senior Credit Facility shall not be deemed an exercise of remedies in respect of Collateral) and (y) in either case,
(i) receipt by the Second Priority Collateral Trustee of written notice thereof from the Senior Collateral Agent or the trustee under the 10.50% Note Indenture, as the case may be (in the case of any such Event of Default arising under the Senior Debt Documents), which notice from the Senior Collateral Agent will be copied to the trustee under the 10.50% Note Indenture, so long as any 10.50% Note Obligations are outstanding, or (ii) receipt by the Senior Collateral Agent, the Second Priority Collateral Trustee and (so long as any 10.50% Note Obligations are outstanding) the trustee under the 10.50% Note Indenture of written notice thereof from any Second Priority Representative (in the case of any such Event of Default arising under any Second Priority Debt Document).

         "Trust Estate" means the right, title and interest of the Second Priority Debt Parties under the Second Priority Collateral Documents.

         (b) The words "hereof", "herein" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof. All references herein to Articles or Sections shall, unless otherwise specified, be deemed to refer to

Articles and Sections of this Agreement. As used in this Agreement, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) "including" means "including but not limited to"; (b) "provisions" means "provisions, terms, covenants and/or conditions"; (c) "lien" means "lien, charge, encumbrance, security interest, mortgage, deed of trust or deed to secure debt"; (d) "obligation" means "obligation, duty, covenant and/or condition"; and (e) "any of the Mortgaged Property" means "the Mortgaged Property or any part thereof or interest therein".

                                   ARTICLE II

                  Declaration and Acceptance of Trust; Remedies

         SECTION 2.01. Declaration and Acceptance of Trust. The Second Priority Collateral Trustee hereby declares, and each of Rite Aid, the Subsidiary Guarantors and the Second Priority Debt Parties agrees, that the Second Priority Collateral Trustee holds the Trust Estate as trustee in trust under this Agreement for the benefit of the Second Priority Debt Parties as provided herein. By acceptance of the benefits of this Agreement, each Second Priority Debt Party (whether or not a signatory hereto) (i) consents to the appointment of the Second Priority Collateral Trustee as trustee hereunder, (ii) confirms that the Second Priority Collateral Trustee shall have the authority to act as the exclusive agent of such Second Priority Debt Party for enforcement of any remedies under or with respect to any Second Priority Collateral Document and the giving or withholding of any consent or approval relating to any Collateral or any Subsidiary Guarantor's obligations with respect thereto and (iii) agrees that, except as provided in this Agreement, it shall not take any action to enforce any of such remedies or give any such consents or approvals.

         SECTION 2.02. Determinations Relating to Collateral. If (i) the Second Priority Collateral Trustee shall receive any written request from Rite Aid or any Subsidiary Guarantor under any Second Priority Collateral Document for consent or approval with respect to any matter or thing relating to any Collateral or any Subsidiary Guarantor's obligations with respect thereto or
(ii) there shall be due to or from the Second Priority Collateral Trustee under the provisions of any Second Priority Collateral Document any material performance or the delivery of any material instrument or (iii) the Second Priority Collateral Trustee shall become aware of any nonperformance by any Subsidiary Guarantor of any covenant or any breach of any representation or warranty set forth in any Second Priority Collateral Document, then, in each such event, the Second Priority Collateral Trustee shall advise the Representatives of the matter or thing as to which consent has been requested or the performance or instrument required to be delivered or the nonperformance or breach of which the Second Priority Collateral Trustee has become aware. Until the occurrence of the Senior Obligation Payment Date, the Senior Collateral Agent and the Majority Senior Parties shall have the exclusive authority to direct the

Second Priority Collateral Trustee's response to any of the events or circumstances contemplated in clauses (i), (ii) and (iii) above.

         SECTION 2.03. Remedies. (a) Within five Business Days after the occurrence of a Triggering Event, the Second Priority Collateral Trustee shall notify each of the Representatives and Rite Aid in writing that a Triggering Event exists, specifying the nature of such Triggering Event.

         (b) Until the Senior Obligation Payment Date, the Senior Collateral Agent and the Majority Senior Parties shall have the exclusive right to exercise any right or remedy with respect to the Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto. Following the Senior Obligation Payment Date, the Second Priority Collateral Trustee and the Second Priority Instructing Group shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Second Priority Instructing Group shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Collateral Trustee with respect to the Collateral, or of exercising any trust or power conferred on the Second Priority Collateral Trustee, or for the taking of any other action authorized by the Second Priority Collateral Documents; provided, however, that nothing in this Section shall impair the right of the Second Priority Collateral Trustee in its discretion to take any action deemed proper by the Second Priority Collateral Trustee and which is not inconsistent with the terms hereof or any such direction by the Second Priority Instructing Group.

         (c) In the event the Second Priority Collateral Trustee receives written notice from the Second Priority Instructing Group of any direction given pursuant to paragraph (b) of this Section, the Second Priority Collateral Trustee will give prompt written notice thereof to each Second Priority Representative. The Senior Collateral Agent will give the Second Priority Collateral Trustee and each Second Priority Representative prompt written notice of the occurrence of the Senior Obligation Payment Date.

         SECTION 2.04. Right to Make Advances. If an advance of funds shall at any time be required for the preservation or maintenance of any Collateral, the Senior Collateral Agent, the Second Priority Collateral Trustee or any Secured Party shall be entitled to make such advance after notice to Rite Aid and the Representatives of its intention to do so but without notice to any other Secured Party. Each such advance shall be reimbursed, with interest accrued from the date such advance was made at the Default Rate, by Rite Aid upon demand by the Senior Collateral Agent, the Second Priority Collateral Trustee or such Secured Party, and if Rite Aid fails to comply with any such demand, out of the proceeds of any Collateral in accordance with the provisions of Section 4.01 (b) or (c). If any Secured Party shall receive any funds which, under this Section 2.04, belong to the Senior Collateral Agent, the Second Priority Collateral Trustee or any other Secured Party, such Secured Party shall remit such funds promptly to the Senior Collateral Agent or the Second Priority Collateral Trustee for distribution to itself or such other Secured Party, as the case may be, and before such remittance shall hold such funds in trust for the Senior Collateral Agent, the Second Priority Collateral Trustee or such other Secured Party, as the case may be.

         SECTION 2.05. Nature of Secured Parties' Rights. All of the Secured Parties shall be bound by any instruction or direction given by the Instructing Group pursuant to this Agreement.


                                   ARTICLE III

                               Collateral Accounts

         SECTION 3.01. Collateral Accounts. The Second Priority Collateral Trustee shall establish and, at all times thereafter until all Second Priority Debt Obligations have been paid in full, there shall be maintained with the Second Priority Collateral Trustee a separate collateral trust account (each, a "Collateral Account" and collectively, the "Collateral Accounts") in the name of each of the Second Priority Representatives for the benefit of the Second Priority Debt Parties for which such Second Priority Representative is acting. The Second Priority Collateral Trustee shall deposit in such Collateral Accounts only such funds as are distributable to the relevant Second Priority Representative (or Second Priority Debt Parties for which such Representative acts) in accordance with the provisions of this Agreement. All such funds on deposit in the Collateral Accounts shall be held, applied and disbursed by the Second Priority Collateral Trustee as part of the Trust Estate in accordance with the terms of this Agreement.

         SECTION 3.02. Investment of Funds. The Second Priority Collateral Trustee shall invest and reinvest funds on deposit in the Collateral Accounts at any time in Temporary Cash Investments as directed in writing by Rite Aid, and the investment earnings thereon shall, so long as no Event of Default shall have occurred and be continuing, be paid to Rite Aid monthly; provided, however, that if any party other than a holder of Second Priority Debt Obligations claims entitlement to any such investment earnings, the same shall not be released to Rite Aid but shall continue to be held and reinvested by the Second Priority Collateral Trustee pending receipt by the Second Priority Collateral Trustee of joint instructions signed by Rite Aid and such party or a nonappealable court judgment determining the disposition of such earnings. Rite Aid shall bear the risk of loss on any investment made hereunder (except for such losses that result from the gross negligence or wilful misconduct of the Second Priority Collateral Trustee in failing to follow proper investment instructions given by Rite Aid pursuant to this Section) and shall, upon demand of the Second Priority Collateral Trustee to Rite Aid, deliver immediately available funds to the Second Priority Collateral Trustee in an amount equal to such loss or losses.


                                   ARTICLE IV

                         Application of Certain Amounts
                              Mandatory Prepayments

         SECTION 4.01. Application of Proceeds of Collateral After Triggering Event. (a) If, following a Triggering Event, any Collateral is sold or otherwise realized upon (whether pursuant to the exercise of any remedy set forth in any Collateral Document, in a Bankruptcy Proceeding or otherwise), the proceeds in respect of such Collateral shall be applied as soon as practicable after receipt as follows:

                  FIRST: to the Second Priority Collateral Trustee and the Senior Collateral Agent in an amount equal to the Fees thereof which are unpaid as of the applicable Distribution Date and to any Senior Secured Party which has theretofore advanced or paid any such Fees in an amount equal to the amount thereof so advanced or paid by such Senior Secured Party, pro rata based on the amounts of such Fees (or such advance or payment);

                  SECOND: to the Second Priority Collateral Trustee, the Senior Collateral Agent and any Senior Secured Party to reimburse to the Second Priority Collateral Trustee, the Senior Collateral Agent and such Senior Secured Party for the amount of any advance made pursuant to Section 2.04 hereof (with interest thereon at the Default Rate), pro rata based on the amounts so advanced;

                  THIRD: to the Senior Collateral Agent, for distribution to the Senior Secured Parties to be applied to the payment of the Senior Obligations, pro rata based on the amount of Senior Obligations then due and owing, until the Senior Obligation Payment Date;

                  FOURTH: to the agent under the Synthetic Lease Facility and the trustee, administrative agent, security agent or similar agent under each Additional Senior Second Priority Debt Facility, if any, and under each Replacement Senior Second Priority Debt Facility, if any, in an amount equal to the Fees thereof which are unpaid as of the applicable Distribution Date and to any Synthetic Lease Party, any Additional Senior Second Priority Debt Party and any Replacement Senior Second Priority Debt Party which has theretofore advanced or paid any such Fees in an amount equal to the amount thereof so advanced or paid by such Synthetic Lease Party, Additional Senior Second

         Priority Debt Party or Replacement Senior Second Priority Debt Party, as the case may be, pro rata based on the amounts of such Fees (or such advance or payment);

                  FIFTH: to the agent under the Synthetic Lease Facility and the trustee, administrative agent, security agent or similar agent under each Additional Senior Second Priority Debt Facility, if any, and under each Replacement Senior Second Priority Debt Facility, if any, and any Synthetic Lease Party, any Additional Senior Second Priority Debt Party and any Replacement Senior Second Priority Debt Party to reimburse such Second Priority Representative or such Second Priority Debt Party for the amount of any advance made pursuant to Section 2.04 hereof (with interest thereon at the Default Rate), pro rata based on the amounts so advanced;

                  SIXTH: to the agent under the Synthetic Lease Facility and the trustee, administrative agent, security agent or similar agent under each Additional Senior Second Priority Debt Facility, if any, and each Replacement Senior Second Priority Debt Facility, if any, for distribution to the Synthetic Lease Parties, the Additional Senior Second Priority Debt Parties, if any, and the Replacement Senior Second Priority Debt Parties, if any, to be applied to the payment of the Synthetic Lease Obligations, the Additional Senior Second Priority Debt Obligations, if any, and the Replacement Senior Second Priority Debt Obligations, if any, pro rata based on the amount of Synthetic Lease Obligations, Additional Senior Second Priority Debt Obligations and Replacement Senior Second Priority Debt Obligations then due and owing, until all the Synthetic Lease Obligations, Additional Senior Second Priority Debt Obligations and Replacement Senior Second Priority Debt Obligations have been paid in full;

                  SEVENTH: to the trustee under the Exchange Note Indenture and the trustee, administrative agent, security agent or similar agent under each Additional Second Priority Debt Facility, if any, and each Replacement Second Priority Debt Facility, if any, in an amount equal to the Fees thereof which are unpaid as of the applicable Distribution Date and to any Exchange Note Party, any Additional Second Priority Debt Party and any Replacement Second Priority Debt Party which has theretofore advanced or paid any such Fees in an amount equal to the amount thereof so advanced or paid by such Exchange Note Party or Additional Second Priority Debt Party or Replacement Second Priority Debt Party, as the case may be, pro rata based on the amounts of such Fees (or such advance or payment);

                  EIGHTH: to the trustee under the Exchange Note Indenture and the trustee, administrative agent, security agent or similar agent under each Additional Second Priority Debt Facility, if any, and each Replacement Second Priority Debt Facility, if any, and any Exchange Note Party, any Additional Second Priority Debt Party and any

         Replacement Second Priority Debt Party to reimburse such Second Priority Representative or such Second Priority Debt Party for the amount of any advance made pursuant to Section 2.04 hereof (with interest thereon at the Default Rate), pro rata based on the amounts so advanced;

                  NINTH: to the trustee under the Exchange Note Indenture and the trustee, administrative agent, security agent or similar agent under each Additional Second Priority Debt Facility, if any, and each Replacement Second Priority Debt Facility, if any, for distribution to the Exchange Note Parties, the Additional Second Priority Debt Parties, if any, and the Replacement Second Priority Debt Parties, if any, to be applied to the payment of the Exchange Note Obligations, the Additional Second Priority Debt Obligations, if any, and the Replacement Second Priority Debt Obligations, if any, pro rata based on the amount of Exchange Note Obligations, Additional Second Priority Debt Obligations and Replacement Second Priority Debt Obligations then due and owing, until all the Exchange Note Obligations, Additional Second Priority Debt Obligations and Replacement Second Priority Debt Obligations have been paid in full; and

                  TENTH: after payment in full of all Secured Obligations, to Rite Aid and the Subsidiary Guarantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

         (b) Whenever pursuant to the foregoing provisions of this Section any proceeds are required to be distributed to any Second Priority Representative, then the Second Priority Collateral Trustee or the Senior Collateral Agent, as the case may be, shall effect such distribution only upon receiving written notification from the Second Priority Instructing Group as to the identities of the Second Priority Representatives entitled to receive such distribution and the amounts or percentages of such distribution to which each such Second Priority Representative is entitled and, if requested by the Second Priority Collateral Trustee or the Senior Collateral Agent, the amount of outstanding Second Priority Debt Obligations then due and owing to Second Priority Debt Parties for which each such Representative is acting on the basis of which such amounts to be distributed are to be determined. Whenever pursuant to the foregoing provisions of this Section any proceeds are required to be distributed to the Representative for the 10.50% Note Parties, the Senior Collateral Agent shall effect such distribution only upon receiving written notification from such Representative, if requested by the Senior Collateral Agent, as to the amount of 10.50% Note Obligations then due and owing to the 10.50% Note Parties on the basis of which such amounts to be distributed are to be determined. Each of the Second Priority Collateral Trustee and the Senior Collateral Agent shall be fully protected in, and shall not incur or have any liability as a result of, relying on such written notification received by it.

         (c) Whenever any proceeds are required by the terms hereof to be distributed to the trustee under the 10.50% Note Indenture for application to the 10.50% Note Obligations or to the trustee under any indenture governing any class or series of notes constituting Second Priority Debt Obligations, such proceeds may be applied to, or held as security for, the payment of such 10.50% Note Obligations or Second Priority Debt Obligations, as the case may be, or used to make one or more offers to repurchase 10.50% Notes or notes of such class or series, as the case may be, in each case as permitted by the 10.50%
Note Indenture or the indenture relating to such class or series of notes, as the case may be.

         SECTION 4.02. Payment Provisions. For the purposes of applying the provisions of Section 4.01, all interest, fees and other amounts to be paid on any of the Secured Obligations pursuant to the terms of any Secured Document shall, as among the Secured Parties and regardless of whether any such interest, fees or other amounts are or would be recognized or allowed as a claim in any bankruptcy or similar proceeding, be treated as due and owing on the Secured Obligations.

         SECTION 4.03. Certain Mandatory Prepayments of Senior Credit Facility.
(a) In the event that the Borrower or any of its Subsidiaries shall at any time, or from time to time (but in the case of any sale or disposition of Collateral, only prior to the occurrence of a Triggering Event) receive any Net Cash Proceeds of any Reduction Event, the Borrower shall, in accordance with and to the extent required by the provisions of the Senior Credit Facility, apply an amount equal to such Net Proceeds to Reductions of the Senior Credit Facility. So long as no Triggering Event has occurred and is continuing, Net Cash Proceeds of a Reduction Event in excess of those applied in accordance with the foregoing provision of this paragraph shall be applied in accordance with any applicable provisions of the Senior Debt Documents and Second Priority Debt Documents.

         (b) In the event the Borrower or any of its Subsidiaries shall, at any time after the occurrence of a Triggering Event, receive any Net Cash Proceeds of any Reduction Event which are attributable to Collateral, such Net Cash Proceeds shall be subject to and applied in accordance with the provisions of
Section 4.01(a).

         (c) Notwithstanding the foregoing, any payment made or to be made by any Subsidiary Guarantor in respect of Second Priority Debt Obligations subsequent to the occurrence of a Triggering Event other than from the proceeds of Collateral shall be subject to, and only made in accordance with, the subordination provisions of the Second Priority Subsidiary Guarantee Agreement, provided that this paragraph (c) shall not apply to payments made by Rite Aid Realty Corp. to the Synthetic Lease Parties from proceeds of the "Properties" or the "Equipment Collateral" (each as defined on the date hereof in the Synthetic Lease Documents).

         (d) For the avoidance of doubt, Section 4.03(a) does not itself create any Lien nor does it alter the priorities of Liens which are created by the other Senior Debt Documents and Second Priority Debt Documents.

         SECTION 4.04. Cash Sweep; Certain Enforcement Proceeds. (a) Notwithstanding the foregoing provisions of this Article IV, at all times during a Cash Sweep Period prior to the occurrence of a Triggering Event, the funds on deposit in the Citibank Concentration Account (as such terms are defined in the Senior Subsidiary Security Agreement as in effect on the Closing Date) may be applied in accordance with the provisions of the Senior Credit Facility, as in effect on the Closing Date. After the occurrence of a Triggering Event, funds on deposit in the Citibank Concentration Account consisting of proceeds of Collateral shall be applied in accordance with the provisions of Section 4.01(a). The Borrower and the Subsidiary Guarantors will not deposit funds representing Net Cash Proceeds from Reduction Events in the Citibank Concentration Account or into accounts that are swept into the Citibank Concentration Account pursuant to the Senior Loan Documents.

         (b) Notwithstanding the foregoing, for purposes of this Article IV, any proceeds of enforcement of the Second Priority Subsidiary Guarantee Agreement against any Subsidiary Guarantor shall be deemed proceeds of Senior Collateral.


                                    ARTICLE V

                                  Subordination

         SECTION 5.01. Perfection and Priority of Security Interests. (a) Any and all security interests, assignments, pledges, mortgages, deeds of trust, deeds to secure debt and other liens, charges or encumbrances now existing or hereafter created or arising in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties with respect to the Collateral and securing the Second Priority Debt Obligations are expressly junior in priority, operation and effect to any and all security interests, assignments, pledges and other liens, charges or encumbrances now existing or hereafter created or arising in favor of the Senior Collateral Agent for the benefit of the Senior Secured Parties with respect to the Collateral and securing the Senior Obligations, notwithstanding anything to the contrary contained in any agreement or filing to which the Second Priority Collateral Trustee or any Second Priority Debt Party may now or hereafter be a party, and regardless of the time, order or method of attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing.

         (b) The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, acknowledge that a portion of the Senior Bank Obligations represent debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the Senior Bank Obligations may be modified, extended or amended from time to time, and the aggregate amount of the Senior Bank Obligations may be increased, replaced or refinanced, subject to the limitations of Section 7.02 hereof but otherwise without notice to or consent by the Second Priority Debt Parties and without affecting the provisions hereof. The lien priorities provided in this
Section 5.01 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the Senior Bank Obligations, the other Senior Obligations or the Second Priority Debt Obligations, or any portion thereof, nor by any action that the Senior Secured Parties or the Second Priority Debt Parties may take or fail to take in respect of the Collateral in accordance with this Agreement.

         (c) For purposes of perfecting the Second Priority Lien in the Collateral and the proceeds thereof, the Subsidiary Guarantors and the Senior Collateral Agent hereby acknowledge that UCC-1 financing statements, patent/trademark/copyright filings and mortgages or other filings or recordings covering the Collateral, naming one or more Subsidiary Guarantors as debtor, and the Second Priority Collateral Trustee, on behalf of the Second Priority Debt Parties, as secured party, may be filed in appropriate public offices from time to time.

                  (i) Each of the Second Priority Representatives and each Second Priority Debt Party agrees that all UCC-1 financing statements, patent/trademark/copyright filings (except as provided in clause (ii) below) or other filings or recordings filed or recorded by or on behalf of the Second Priority Debt Parties shall be in form satisfactory to the Senior Collateral Agent and shall contain the following notation:
         "The interest of the Secured Party in the collateral described herein is junior and subordinate to the interests of Citicorp USA, Inc., and its successors and assigns, as collateral agent for certain secured parties, including the lenders from time to time party to that certain Senior Credit Agreement dated as of June 27, 2001, as amended, refinanced or replaced from time to time, with Rite Aid Corporation in accordance with the provisions of that certain Collateral Trust and Intercreditor Agreement dated as of June 27, 2001, among Rite Aid Corporation, certain subsidiaries of Rite Aid Corporation, Wilmington Trust Company, as Second Priority Collateral Trustee, Citicorp USA, Inc., as Senior Collateral Agent, and certain other parties, as Second Priority Representatives, as amended from time to time."

                  (ii) In addition, each of the Second Priority Representatives and each Second Priority Debt Party agrees that all mortgages, deeds of trust, deeds to secure debt and similar instruments (collectively, "mortgages") now or hereafter filed against real and/or personal property pursuant to any Secured Document in favor of or for the benefit of the Second Priority Collateral Trustee and/or the Second Priority Debt Parties shall be in form satisfactory to the Senior Collateral Agent and shall contain the following provision: "The lien of this [Mortgage] is junior and subordinate to the lien of any mortgage now or hereafter granted to Citicorp USA, Inc. and its successors and assigns, as collateral agent for certain secured parties, including the lenders from time to time party to that certain Senior Credit Agreement dated as of June 27, 2001, as amended, replaced or refinanced from time to time, with Rite Aid Corporation and its successors and assigns, in accordance with the provisions of that certain Collateral Trust and Intercreditor Agreement dated as of June 27, 2001, among Rite Aid Corporation, certain subsidiaries of Rite Aid Corporation, Wilmington Trust Company, as Second Priority Collateral Trustee, Citicorp USA, Inc., as Senior Collateral Agent, and certain other parties, as Second Priority Representatives, as amended from time to time."

         (d) The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, hereby agree:

                  (i) to subordinate the Second Priority Collateral Documents to any lease of any of the Mortgaged Properties to the same extent that the Senior Collateral Documents are or have been subordinated to such lease, but without affecting the relative priority of the Senior Collateral Documents and the Second Priority Collateral Documents,

                  (ii) to grant nondisturbance rights with respect to any lease of any of the Mortgaged Properties with respect to which the Senior Collateral Agent has granted nondisturbance on substantially the same terms as granted by the Senior Collateral Agent,

                  (iii) that if all or any portion of a Mortgaged Property is a leasehold interest, (A) upon termination of any lease creating such leasehold interest (the "Original Lease"), any right of the Second Priority Collateral Trustee to request a "new lease" pursuant to the terms of the Original Lease shall be junior and subordinate to the right of the Senior Collateral Agent to request such a new lease and the Second Priority Collateral Trustee shall not exercise any such right without the prior written consent of the Senior Collateral Agent,
         (B) the Second Priority Collateral Trustee shall waive, surrender and give up any right either the Second Priority Collateral Trustee or the Second Priority Debt Parties may have to redeem the premises demised by the Original Lease or to continue the Original Lease for its original term after the lessee thereunder has been dispossessed or ejected therefrom by process of law or otherwise and (C) the Senior Lien and the Second Priority Lien shall remain in force or be reinstated with the same relative priority that existed with respect to the Original Lease, and

                  (iv) that if the holder or grantor of a Second Priority Collateral Document pays or discharges any liens prior in right to the lien created by the Senior Collateral Documents with funds provided by the Second Priority Collateral Trustee or any Second Priority Debt Party, neither the Second Priority Collateral Trustee nor any Second Priority Debt Party shall acquire, by subrogation or otherwise, any claim superior or equivalent to the lien of the Senior Collateral Documents so long as any indebtedness secured by the Senior Collateral Documents remains outstanding.

Notwithstanding anything to the contrary in the Senior Mortgages, the Senior Collateral Agent and the Senior Secured Parties hereby consent to the assignment of leases and rents to the Second Priority Collateral Trustee for the Second Priority Secured Parties contained in the Second Priority Mortgages for the purpose of securing and discharging the performance by the respective Subsidiary Guarantors party thereto, provided however, that such assignment is subject to the terms of this Agreement. The Senior Collateral Agent and the Senior Secured Parties agree that the terms of each Senior Mortgage and the rights and remedies of the parties thereto are subject to this Agreement. The Second Priority Collateral Trustee and the Second Priority Debt Parties agree that the terms of each Second Priority Mortgage and the rights and remedies of the parties thereto are subject to this Agreement and subordinated as provided herein.

         (e) The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, acknowledge and agree with the Senior Collateral Agent and the Senior Secured Parties that the arrangements described in clauses (a), (b), (c) and (d) above are solely for the purpose of providing the Second Priority Debt Parties with a perfected second priority Lien in the Collateral under the Second Priority Collateral Documents and shall in no way be construed as imposing any duties or other obligations on the Senior Collateral Agent.

In furtherance of the foregoing, the Second Priority Representatives and the Second Priority Debt Parties acknowledge and agree with the Senior Secured Parties that, at all times following a Triggering Event until the Senior Obligation Payment Date, the Senior Collateral Agent shall have the right to sell, transfer or otherwise dispose of or deal with, or cause the Subsidiary Guarantors to sell, transfer or otherwise dispose of or deal with, the Collateral as provided in the Senior Collateral Documents without regard to the security interest of the Second Priority Debt Parties therein, or any rights to which the Second Priority Debt Parties would otherwise be entitled as a result of such security interest, the only obligation of the Senior Collateral Agent to the Second Priority Debt Parties in respect thereof being to deliver to the Second Priority Collateral Trustee or the Second Priority Representatives (unless otherwise directed in writing by the Second Priority Collateral Trustee or by a court of competent jurisdiction) any proceeds remaining from such sale, transfer or other disposition of such Collateral after the Senior Obligation Payment Date or, if the Senior Collateral Agent shall still be in possession of all or any part of such Collateral after such payment and satisfaction in full, such Collateral or such part thereof remaining, without representation or warranty on the part of the Senior Collateral Agent or the Senior Secured Parties, provided that nothing contained in this sentence shall be construed to give rise to, nor shall the Second Priority Collateral Trustee or the Second Priority Debt Parties have, any claims whatsoever against the Senior Collateral Agent or any Senior Secured Party on account of any act or omission to act in connection with the exercise of any right or remedy of the Senior Collateral Agent with respect to the Collateral that is permitted by the Collateral Documents (other than with respect to any claims that may arise as a result of the failure of the Senior Collateral Agent, after the Senior Obligation Payment Date, to deliver any such remaining Collateral or proceeds to the Second Priority Collateral Trustee or the Second Priority Representatives). The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, agree that they shall not, and shall not attempt to, exercise any rights with respect to (A) the Senior Lien in the Collateral or (B) the Second Priority Lien in the Collateral, whether pursuant to the Second Priority Collateral Documents or otherwise, until the Senior Obligation Payment Date; provided that nothing in this sentence (or elsewhere in the Agreement) shall preclude (x) exercise of the rights expressly reserved to the Second Priority Collateral Trustee, the Second Priority Representatives and the Second Priority Debt Parties in accordance with the terms of this Agreement or (y) the enforcement of this Agreement.

         (f) In any Bankruptcy Proceeding, until the Senior Obligation Payment Date, the Second Priority Collateral Trustee and the Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, agree not to take any action whatsoever (including, without limitation, voting any claim) in respect of or relating to the Second Priority Debt Obligations, insofar as any such action arises from or relates to the Second Priority Collateral Documents, the Second Priority Lien or relates to the Collateral, in any manner that is inconsistent with or adverse to the rights and priorities of the Senior Secured Parties as set forth herein.

         (g) In the event that in any Bankruptcy Proceeding, the Second Priority Debt Parties shall not have filed a proof of claim in respect of any Second Priority Debt Obligation by the date ten days prior to the latest date on which such proof of claim may be filed, the Senior Collateral Agent is hereby authorized but not obligated, on behalf of any applicable Second Priority Debt Party, to file such proof of claim; provided that any Second Priority Debt Parties shall be entitled to amend, vote or otherwise exercise rights in respect of any such proof of claim so filed by the Senior Collateral Agent to the same extent as they would be permitted under this Agreement to do so had such proof of claim been filed by them.

         SECTION 5.02. No Interference; No Right to Instruct Senior Collateral Agent; Payment Over; Reinstatement; Permitted Actions. (a) The Second Priority Collateral Trustee and the Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, agree that:

                  (i) they will not take or cause to be taken any action, the purpose or effect of which is to make any Second Priority Lien pari passu with, or to give any Second Priority Debt Party or any Second Priority Representative any preference or priority relative to, the Senior Lien or the Senior Secured Parties with respect to the Collateral or any part thereof,

                  (ii) they will not interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral by the Senior Collateral Agent or any other Senior Secured Party or any other action taken by or on behalf of the Senior Collateral Agent or any Senior Secured Party permitted to be taken by it pursuant to the Senior Collateral Documents,

                  (iii) they have no right to (A) direct the Senior Collateral Agent or any other Senior Secured Party to exercise any right, remedy or power with respect to the Collateral or pursuant to the Senior Collateral Documents or (B) consent to the exercise by the Senior Collateral Agent or any other Senior Secured Party of any right, remedy or power with respect to the Collateral or pursuant to the Senior Collateral Documents,

                  (iv) they will not institute any suit or assert in any suit, Bankruptcy Proceeding or other proceeding any claim against the Senior Collateral Agent or any other Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the Senior Collateral Agent nor any other Senior Secured Party shall be liable for, any action taken or omitted to be taken by the Senior Collateral Agent or the Senior Secured Parties with respect to the Collateral or pursuant to the Senior Collateral Documents,

                  (v) until the Senior Obligation Payment Date, they will not make any judicial or nonjudicial claim or demand or commence any judicial or non-judicial proceedings against any Subsidiary Guarantor under or with respect to any Collateral Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any Collateral Document (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce, other than filing a proof of claim, any Collateral Document; provided, however, that (A) if there is a Bankruptcy Proceeding with respect to Rite Aid, the Second Priority Collateral Trustee or any Second Priority Debt Party may make claims under and seek to enforce the Second Priority Subsidiary Guarantee Agreement, subject to the subordination provisions thereof and to the other provisions of this Agreement, and (B) none of the Second Priority Collateral Trustee, the Second Priority Representatives or any other Second Priority Debt Party may exercise any right, remedy or power under or with respect to any other Second Priority Debt Document, or otherwise take any action to enforce rights or remedies with respect to any Collateral,

                  (vi) until the Senior Obligation Payment Date, they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, the Collateral or pursuant to the Second Priority Collateral Documents; provided that nothing in this paragraph (or elsewhere in this Agreement) shall restrict the right of the Second Priority Collateral Trustee, any Second Priority Representative or any other Second Priority Debt Party to request "adequate protection" (within the meaning of Section 361 of the U.S. Bankruptcy Code) for the interests of the Second Priority Debt Parties in the Second Priority Collateral in the event of any Bankruptcy Proceeding on a basis that is not inconsistent with the rights and priorities of the Senior Secured Parties as set forth herein, in the Senior Loan Documents and in the Second Priority Debt Documents,

                  (vii) they will not seek, and hereby waive any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral, and

                  (viii) they will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement or any Senior Debt Document or the validity, perfection, priority or enforceability of the Senior Lien.

         (b) The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, hereby agree that, in the event of a sale, transfer or other disposition of Collateral following a Triggering Event, any security interest or lien of the Second Priority Debt Parties in such Collateral (but not the proceeds thereof to the extent that such proceeds are to be applied to Second Priority Debt Obligations pursuant to Section 4.01) shall terminate and be released automatically and without further action if the Senior Lien in such Collateral is released. The Second Priority Collateral Trustee will execute and deliver to the Senior Collateral Agent promptly upon request therefor all necessary instruments and documents to evidence such termination and release.

         (c) Except with respect to proceeds of any sale or other realization on Collateral received by the Second Priority Representatives pursuant to distributions made by the Senior Collateral Agent after the occurrence of a Triggering Event under Section 4.01(a), the Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, hereby agree that if any of them shall obtain possession of any of the Collateral, or shall realize any payment of insurance or condemnation proceeds, proceeds of any sale or other disposition, rents, profits or other income, reserve or compensation of any kind in respect of the Collateral, in any case before the Senior Obligation Payment Date, then it shall hold such Collateral or payment in trust for the Senior Secured Parties and transfer such Collateral or payment, as the case may be, to the Senior Collateral Agent for application in accordance with the provisions of
Section 4.01. If, at any time, all or part of any payment with respect to the Senior Obligations previously made is rescinded for any reason whatsoever, (i) the Second Priority Collateral Trustee, the Second Priority Representatives and the Second Priority Debt Parties shall promptly pay over to the Senior Collateral Agent any payment received by any of them after the occurrence of a Triggering Event in respect of the Collateral or proceeds thereof, and shall promptly turn any Collateral then held by any of them over to the Senior Collateral Agent, in each case to the extent that the Second Priority Debt Parties would not have been entitled to receive or hold such payment or Collateral pursuant to the terms of this Agreement had the rescinded payment in respect of the Senior Obligations never been made in the first instance, and
(ii) the provisions set forth in this Agreement shall be reinstated as if such rescinded payment had not been made, until the Senior Obligation Payment Date; provided, however, that the foregoing shall not require the Second Priority Debt Parties to pay over to the Senior Collateral Agent any payment received by them or Collateral delivered to them if such payment or delivery is itself rescinded for any reason (and any such payment or Collateral theretofore paid over to the Senior Secured Parties pursuant to the foregoing provisions shall be released and delivered to the appropriate Person to the extent necessary to effect such rescission.)

         (d) With respect to proceeds of any sale or other realization on Collateral to the extent payable to the Second Priority Representatives for the benefit of the Second Priority Debt Parties pursuant to Section 4.01(a), the Senior Collateral Agent, on behalf of itself and the other Senior Secured Parties, hereby agrees that if any of them shall obtain possession of any of such proceeds before the time when the Second Priority Debt Obligations have been paid in full, then it shall hold such proceeds in trust for the holders of the Second Priority Debt Obligations and transfer such proceeds to the Second Priority Collateral Trustee.


                                   ARTICLE VI

                               Certain Agreements
                             of 10.50% Note Parties

         SECTION 6.01. No Interference; No Right to Instruct Senior Collateral Agent. (a) The Representative for the holders of the 10.50% Notes, on behalf of itself and the other 10.50% Note Parties, acknowledges that a portion of the Senior Bank Obligations represent debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the Senior Bank Obligations may be modified, extended or amended from time to time, and the aggregate amount of the Senior Bank Obligations may be increased, replaced or refinanced, subject to the limitations of Section 7.02 hereof but otherwise without notice to or consent by the 10.50% Note Parties and without affecting the provisions hereof.

         (b) The Representative for the holders of the 10.50% Notes on behalf of itself and the other 10.50% Note Parties, acknowledges and agrees with the Senior Collateral Agent and the Senior Bank Parties that the provisions of the Senior Collateral Documents with respect to the Senior Lien securing the 10.50% Note Obligations are solely for the purpose of providing the 10.50% Note Parties with a perfected pari passu Senior Lien in the Collateral under the Senior Collateral Documents and shall in no way be construed as imposing any duties or other obligations on the Senior Collateral Agent other than with respect to the application of proceeds from dispositions of Senior Collateral after a Triggering Event, as set forth in Section 6.01.

In furtherance of the foregoing, the Representative for the holders of the 10.50% Notes, on behalf of itself and the other 10.50% Note Parties, acknowledges and agrees with the Senior Bank Parties that, at all times following a Triggering Event until the Senior Bank Obligation Payment Date, the Senior Collateral Agent shall have the right to sell, transfer or otherwise dispose of or deal with, or cause the Subsidiary Guarantors to sell, transfer or otherwise dispose of or deal with, the Collateral as provided in the Senior Collateral Documents in such manner as the Senior Collateral Agent and the Majority Senior Parties may determine, the only obligation of the Senior Collateral Agent to the 10.50% Note Parties in respect thereof being to apply proceeds of disposition of Senior Collateral as set forth in Section 4.01 and neither the Representative for the holders of the 10.50% Notes nor the 10.50% Note Parties shall have any claims whatsoever against the Senior Collateral Agent or any Senior Bank Party on account of any act or omission to act in connection with the exercise of any right or remedy of the Senior Collateral Agent with respect to the Senior Collateral that is permitted by the Senior Collateral Documents (other than with respect to any claims that may arise as a result of the failure of the Senior Collateral Agent to apply proceeds in the manner required by Section 4.01). The Representative for the holders of the 10.50% Notes, on behalf of itself and the other 10.50% Note Parties, agrees that they shall not, and shall not attempt to, exercise any rights with respect to the Senior Lien in the Collateral, whether pursuant to the Senior Collateral Documents or otherwise, until the Senior Obligation Payment Date; provided that nothing in this sentence (or elsewhere in the Agreement) shall preclude the enforcement of this Agreement.

         (c) In any Bankruptcy Proceeding, until the Senior Obligation Payment Date, the Representative for the holders of the 10.50% Notes, on behalf of itself and the other 10.50% Note Parties, agrees not to take any action whatsoever (including, without limitation, voting any claim) in respect of or relating to the 10.50% Note Obligations, insofar as any such action arises from or relates to the Senior Collateral Documents, the Senior Lien or relates to the Collateral, in any manner that is inconsistent with or adverse to the rights and priorities of the Senior Bank Parties as set forth herein and in the Senior Collateral Documents.

         (d) The Representative for the holders of the 10.50% Notes, on behalf of itself and the other 10.50% Note Parties, agrees that:

                  (i) they will not take or cause to be taken any action, the purpose or effect of which is to give any 10.50% Note Party or any Representative thereof any preference or priority relative to the Senior Lien securing the Senior Bank Obligations or the Senior Bank Parties with respect to the Collateral or any part thereof,

                  (ii) they will not interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral by the Senior Collateral Agent or any other Senior Bank Party or any other action taken by or on behalf of the Senior Collateral Agent or any Senior Bank Party permitted to be taken by it pursuant to the Senior Collateral Documents,

                  (iii) they have no right to (A) direct the Senior Collateral Agent or any other Senior Bank Party to exercise any right, remedy or power with respect to the Collateral or pursuant to the Senior Collateral Documents or (B) consent to the exercise by the Senior Collateral Agent or any other Senior Bank Party of any right, remedy or power with respect to the Collateral or pursuant to the Senior Collateral Documents,

                  (iv) they will not institute any suit or assert in any suit, Bankruptcy Proceeding or other proceeding any claim against the Senior Collateral Agent or any other Senior Bank Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the Senior Collateral Agent nor any other Senior Bank Party shall be liable for, any action taken or omitted to be taken by the Senior Collateral Agent or the Senior Bank Parties with respect to the Collateral or pursuant to the Senior Collateral Documents,

                  (v) until the Senior Bank Obligation Payment Date, they will not make any judicial or nonjudicial claim or demand or commence any judicial or non-judicial proceedings against any Subsidiary Guarantor under or with respect to any Collateral Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any Collateral Document (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce, other than filing a proof of claim, any Collateral Document;

                  (vi) until the Senior Bank Obligation Payment Date, they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, the Collateral or pursuant to the Senior Collateral Documents; provided that nothing in this paragraph (or elsewhere in this Agreement) shall restrict the right of the Representative for the holders of the 10.50% Notes or any other 10.50% Note Party to request "adequate protection" (within the meaning of Section 361 of the U.S. Bankruptcy Code) for the interests of the 10.50% Note Parties in the Senior Collateral in the event of any Bankruptcy Proceeding on a basis that is not inconsistent with the rights and priorities of the Senior Bank Parties as set forth herein, in the Senior Loan Documents and in the Second Priority Debt Documents,

                  (vii) they will not seek, and hereby waive any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral, and

                  (viii) they will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement or any Senior Debt Document or the validity, perfection, priority or enforceability of the Senior Lien securing the Senior Bank Obligations.


                                   ARTICLE VII

                             Amendments of Documents
                         Limitations on Facility Amounts

         SECTION 7.01. Amendments and Modifications of Senior Loan Documents and Second Priority Debt Documents. (a) Except as otherwise provided in Section 10.12, unless the Majority Senior Parties have consented thereto in writing, none of the Borrower, the Subsidiary Guarantors or the Second Priority Debt Parties will amend, modify or otherwise change, or consent or agree to any amendment, modification, or other change to, any Second Priority Debt Document to which it is party if the effect thereof is to (A) increase the principal amount of, or lending commitments with respect to, indebtedness under such Second Priority Debt Documents (except as expressly permitted under the Senior Debt Documents), increase the interest rate or fees payable with respect to any Second Priority Debt Obligations or change (to earlier dates) any dates upon which payments of principal or interest are due thereon, (C) change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), (D) change the redemption, prepayment or defeasance provisions thereof (or of any guaranty thereof) in any manner which might be adverse to the interests of any Senior Secured Party, (E) change any collateral therefor (other than to release such collateral), (F) increase materially the obligations of the obligor thereunder, (G) add any covenant or modify any covenant to render it more restrictive (other than covenants under the Synthetic Lease Documents relating solely to the "Properties" or the "Equipment Collateral" (each as defined on the date hereof in the Synthetic Lease Facility) and not constituting financial covenants, or
(H) confer any additional rights on any Second Priority Debt Parties, which could reasonably be expected to be adverse in any significant respect to any of the Senior Secured Parties.

         (b) Unless the Majority Senior Parties have consented thereto in writing, none of the Subsidiary Guarantors, the Second Priority Debt Parties or their Representatives or the Second Priority Collateral Trustee will amend or modify or consent to any amendment or modification of the Second Priority Subsidiary Guarantee Agreement.

         SECTION 7.02. Limitation on Facility Amounts. None of the Borrower, the Subsidiary Guarantors and the Senior Bank Parties will amend or modify, or consent to any amendment or modification of, any Debt Facility to which it is party if the effect thereof would be to increase the aggregate amount of indebtedness outstanding (or commitments to lend) thereunder above an amount equal to (x) the aggregate amount of such indebtedness and lending commitments outstanding on the Closing Date minus (y) any permanent repayments of such indebtedness or reductions in such commitments made after the Closing Date; provided, however, that the foregoing shall not prohibit increases after the Closing Date in lending commitments and/or loans under the Senior Credit Facility in an aggregate amount not in excess of $600,000,000.


                                  ARTICLE VIII

                       Second Priority Collateral Trustee

         SECTION 8.01. Delivery of Secured Documents. On the date hereof, Rite Aid shall deliver to the Second Priority Collateral Trustee a true and complete copy of each of the Secured Documents as in effect on the date hereof. Promptly upon the execution thereof, Rite Aid shall deliver to the Second Priority Collateral Trustee a true and complete copy of any and all amendments, modifications or supplements to any Secured Document and of any Secured Documents entered into after the date of this Agreement.

         SECTION 8.02. Information as to Holders. Rite Aid shall deliver to the Second Priority Collateral Trustee at the Closing Date and from time to time upon request of the Second Priority Collateral Trustee a list setting forth, by each Secured Document, (i) the aggregate principal amount outstanding thereunder, (ii) the interest rate or rates then in effect thereunder, and (iii) the names of the holders thereof and the unpaid principal amount thereof owing to each such holder. Rite Aid shall furnish or cause to be furnished to the Second Priority Collateral Trustee within 30 days of a request therefor a list setting forth the name and address of each party to whom notices must be sent under the Secured Documents, and Rite Aid agrees to furnish promptly to the Second Priority Collateral Trustee any changes or additions to such list.

         SECTION 8.03. Compensation and Expenses. Rite Aid and each Subsidiary Guarantor, jointly and severally, agrees to pay to the Second Priority Collateral Trustee, from time to time upon demand, (i) compensation (which shall not be limited by any provision of law in regard to compensation of a trustee of an express trust) for its services hereunder and for administering the Trust Estate, as heretofore agreed between the Second Priority Collateral Trustee and Rite Aid, and (ii) all of the reasonable fees, costs and expenses of the Second Priority Collateral Trustee (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel and other professionals and consultants as the Second Priority Collateral Trustee elects to retain) (a) arising in connection with the preparation, execution, delivery, modification and termination of this Agreement, or the enforcement of any provisions hereof, or (b) incurred or required to be advanced in connection with the administration of the Trust Estate or the preservation, protection or defense of the Second Priority Collateral Trustee's rights under this Agreement and in and to the Collateral and the Trust Estate. The obligations of Rite Aid under this Section 8.03 shall survive the termination of this Agreement.

         SECTION 8.04. Stamp and Other Similar Taxes. Rite Aid agrees to indemnify and hold harmless the Second Priority Collateral Trustee and each Secured Party from any present or future claim or liability for any mortgage, stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement and the Collateral Documents. The obligations of Rite Aid under this Section 8.04 shall survive the termination of this Agreement.

         SECTION 8.05. Filing Fees, Excise Taxes, etc. Rite Aid agrees to pay or to reimburse the Second Priority Collateral Trustee for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement to the extent the same may be paid or reimbursed by Rite Aid without subjecting the Second Priority Collateral Trustee, the Collateral Agents or any Secured Party to any civil or criminal liability. The obligations of Rite Aid under this Section 8.05 shall survive the termination of this Agreement.

         SECTION 8.06. Indemnification. (a) Rite Aid and each of the Subsidiary Guarantors, jointly and severally, agrees to pay, indemnify, and hold the Second Priority Collateral Trustee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Collateral Documents; provided, however, that the Second Priority Collateral Trustee shall not be indemnified under this clause to the extent such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction to have resulted from the gross negligence or wilful misconduct of the Second Priority Collateral Trustee.

         (b) In any suit, proceeding or action brought by the Second Priority Collateral Trustee with respect to the Collateral or for any sum owing in respect of Secured Obligations, or to enforce the provisions of any Collateral Document, each of the Subsidiary Guarantors, jointly and severally, shall save, indemnify and keep the Second Priority Collateral Trustee and each of the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever incurred or suffered by the Second Priority Collateral Trustee or such Secured Party, as the case may be, arising out of a breach by any Subsidiary Guarantor of any obligation set forth in this Agreement, or any other Collateral Document and all such obligations of each Subsidiary Guarantor shall be and remain enforceable against and only against such Subsidiary Guarantor and shall not be enforceable against the Second Priority Collateral Trustee or any Secured Party. The provisions of this Section 8.06. shall survive the termination of this Agreement.

         SECTION 8.07. Further Assurances. At any time and from time to time, upon the written request of the Second Priority Collateral Trustee, and at the joint and several expense of Rite Aid and the Subsidiary Guarantors, Rite Aid and each Subsidiary Guarantor shall promptly execute and deliver any and all such further instruments and documents and take such further action as Second Priority Collateral Trustee reasonably deems necessary or desirable in obtaining the full benefits of this Agreement. Without limitation of the foregoing or of any requirement of any Second Priority Collateral Document, each Subsidiary Guarantor agrees, from time to time, at its own expense to execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further mortgages, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as may be necessary or desirable, or as the Second Priority Collateral Trustee, and any Second Priority Representative, or any Second Priority Debt Party through its administrative agent, may reasonably request from time to time in order (i) to carry out more effectively the purposes of this Agreement, (ii) to subject to the liens and security interests created by any of the Second Priority Collateral Documents in any of the properties, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Second Priority Collateral Documents and the liens and security interests intended to be created thereby,
(iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Second Priority Collateral Trustee the rights granted or now or hereafter intended to be granted to the Second Priority Collateral Trustee under any Second Priority Collateral Document or under any other instrument executed in connection with any Second Priority Collateral Document to which it is or may become a party, and (v) to enable the Second Priority Collateral Trustee to exercise and enforce its rights and remedies hereunder and under each Second Priority Collateral Document with respect to any Second Priority Collateral.

         SECTION 8.08. Certain Duties. The Second Priority Collateral Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with such Collateral in the same manner as it customarily deals with similar collateral of other parties held by it. The Second Priority Collateral Trustee shall promptly deliver to each of the Second Priority Representatives a copy of each notice, request, report or other document delivered to it pursuant to the Second Priority Collateral Documents (unless the Second Priority Collateral Trustee can reasonably determine that such Second Priority Representative has already received the same).

         SECTION 8.09. Exculpatory Provisions. (a) The Second Priority Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein contained, all of which are made solely by the Subsidiary Guarantors. The Second Priority Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Subsidiary Guarantors thereto or as to the security afforded by the Collateral Documents or this Agreement or as to the validity, execution (except its own execution thereof), enforceability, legality or sufficiency of the Collateral Documents or this Agreement or of the Secured Obligations, and the Second Priority Collateral Trustee shall incur no liability or responsibility with respect to any such matters. The Second Priority Collateral Trustee shall not be responsible for insuring the Trust Estate or for the payment of taxes, charges, assessments or Liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate.

         (b) The Second Priority Collateral Trustee shall not be required to ascertain or inquire as to the performance by Rite Aid or any other person of any of the covenants or agreements contained herein, in any Collateral Document or in any Secured Document. Whenever it is necessary, or in the opinion of the Second Priority Collateral Trustee advisable, for the Second Priority Collateral Trustee to ascertain the amount of Secured Obligations then held by a Secured Party, the Second Priority Collateral Trustee may rely on a certificate of such Secured Party as to such amount, and if any Secured Party shall not provide such information to the Second Priority Collateral Trustee, such Secured Party shall not be entitled to receive payments hereunder (in which case the amounts otherwise payable to such Secured Party shall be held in trust for such Secured Party in the applicable Collateral Account) until such Secured Party has provided such information to the Second Priority Collateral Trustee.

         (c) The Second Priority Collateral Trustee shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement or any Collateral Document or any Secured Document, except for such actions or omissions that constitute gross negligence or wilful misconduct by the Second Priority Collateral Trustee. The Second Priority Collateral Trustee and its affiliates may make credit extensions to, accept deposits from and generally engage in any kind of business with Rite Aid and its Subsidiaries as though the Second Priority Collateral Trustee were not the collateral trustee hereunder. With respect to any Secured Obligations owing to it, the Second Priority Collateral Trustee shall have the same rights and powers under this Agreement as any Senior Secured Party or any Second Priority Debt Party, as the case may be, and may exercise the same as though it were not the collateral trustee hereunder. The Second Priority Collateral Trustee, in its individual capacity, may be either a Senior Secured Party or a Second Priority Debt Party.

         SECTION 8.10. Delegation of Duties. The Second Priority Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact which it shall select with due care. The Second Priority Collateral Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it.

         SECTION 8.11. Reliance by Second Priority Collateral Trustee. (a) Whenever in the administration of the trusts of this Agreement the Second Priority Collateral Trustee shall deem it necessary or advisable that a matter be proved or established in connection with the taking of any action hereunder by the Second Priority Collateral Trustee, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively provided or established by a certificate of an officer of Rite Aid delivered to the Second Priority Collateral Trustee, and such officers' certificate shall be full warranty to Second Priority Collateral Trustee for any action taken, suffered or omitted in reliance thereon.

         (b) The Second Priority Collateral Trustee may consult with counsel, and any opinion of such counsel (which may be in-house counsel for the Second Priority Collateral Trustee) shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. The Second Priority Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

         (c) The Second Priority Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of telecopies and telexes, to have been sent by the proper party or parties. The Second Priority

Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Second Priority Collateral Trustee and conforming to the requirements of this Agreement or any Collateral Document.

         (d) The Second Priority Collateral Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Second Priority Collateral Trustee by this Agreement unless the Second Priority Collateral Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction, including, without limitation, such reasonable advances as may be requested by the Second Priority Collateral Trustee.

         SECTION 8.12. Limitations on Duties of Second Priority Collateral Trustee. The Second Priority Collateral Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction of the Second Priority Instructing Group. Except as herein otherwise expressly provided, the Second Priority Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Second Priority Collateral Trustee under the provisions hereof except upon the written request of the Second Priority Instructing Group. The Second Priority Collateral Trustee shall make available for inspection and copying by any Secured Party each certificate or other paper furnished to the Second Priority Collateral Trustee by Rite Aid or any Subsidiary Guarantor under or in respect of this Agreement, any Collateral Document or any portion of the Trust Estate.

         SECTION 8.13. Funds to be Held in Trust. All funds received by the Second Priority Collateral Trustee under or pursuant to any provision of this Agreement shall be held in trust for the purposes for which they were paid or are held in accordance with the provisions hereof.

         SECTION 8.14. Resignation of the Second Priority Collateral Trustee.
(a) The Second Priority Collateral Trustee may at any time, by giving 30 days' prior written notice to Rite Aid and the Secured Parties, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the earlier of (i) 60 days from the date of such notice and (ii) the appointment of a successor collateral trustee or collateral trustees by the Second Priority Instructing Group (subject, if no Triggering Event has occurred, to the approval of the Borrower, which approval shall not to be unreasonably delayed or withheld). If no successor collateral trustee or collateral trustees shall be appointed and approved within 60 days from the date of the giving of the aforesaid notice of resignation, the Second Priority Collateral Trustee (notwithstanding the termination of all of its other duties and obligations hereunder by reason of such resignation) shall, or any Senior Secured Party, Second Priority Debt Party or Rite Aid may, apply to any court of competent jurisdiction to appoint a successor collateral trustee or collateral trustees (which may be an individual or individuals) to act until such time, if any, as a successor collateral trustee or collateral trustees shall have been appointed as above provided. Any successor collateral trustee or collateral trustees so appointed by such court shall immediately and without further act be superseded by any successor collateral trustee or collateral trustees approved by the Second Priority Instructing Group as above provided.

         (b) If at any time the Second Priority Collateral Trustee shall resign or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of Second Priority Collateral Trustee for any other cause, a successor collateral trustee or collateral trustees may be appointed by the Second Priority Instructing Group (subject, if no Triggering Event has occurred, to the approval of the Borrower, which approval shall not to be unreasonably delayed or withheld), and the powers, duties, authority and title of the predecessor collateral trustee or collateral trustees terminated and canceled without procuring the resignation of such predecessor collateral trustee or collateral trustees, and without any other formality (except as may be required by applicable law) other than appointment and designation of a successor collateral trustee or collateral trustees in writing, duly acknowledged, delivered to the predecessor collateral trustee or collateral trustees, and filed for record in each public office, if any, in which this Agreement is required to be filed.

         (c) The appointment and designation referred to in Section 8.14(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor collateral trustee or collateral trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor or their predecessors, and upon such filing for record the successor collateral trustee or collateral trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor or their predecessors. Such predecessor or predecessors shall, nevertheless, on the written request of the Second Priority Instructing Group or its or their successor collateral trustee or collateral trustees, execute and deliver an instrument transferring to such successor or successors all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor or predecessors hereunder and shall deliver all securities and funds held by it or them to such successor collateral trustee or collateral trustees.

         (d) Any required filing for record of the instrument appointing a successor collateral trustees as herein above provided shall be at the expense of Rite Aid.

         SECTION 8.15. Status of Successors to Second Priority Collateral Trustee. Except as permitted by Section 8.14, every successor to the Second Priority Collateral Trustee appointed pursuant to Section 8.14 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any State thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight contiguous States, and shall also have capital, surplus and undivided profits of not less than $250,000,000.

         SECTION 8.16. Merger of Second Priority Collateral Trustee. Any corporate Person into which Second Priority Collateral Trustee may be merged, or with which it may be consolidated, or any company resulting from any merger or consolidation to which Second Priority Collateral Trustee shall be a party, shall be Second Priority Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

         SECTION 8.17. Appointment of Additional and Separate Second Priority Collateral Trustee. Whenever (i) the Second Priority Collateral Trustee shall deem it necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to or in connection with the Collateral, or
(ii) the Second Priority Collateral Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interest of the Second Priority Debt Parties, then in any such case, the Second Priority Collateral Trustee shall execute and deliver from time to time all instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons approved by the Second Priority Collateral Trustee either to act as additional trustee or trustees of all or any part of the Trust Estate, jointly with the Second Priority Collateral Trustee, or to act as separate trustee or trustees of all or any part of the Trust Estate, in any such case with such powers and on substantially the same terms and conditions as set forth in this Agreement, and to vest in such bank, trust company or person as such additional trustee or separate trustee, as the case may be, any property, title, right or power of the Second Priority Collateral Trustee deemed necessary or advisable by the Second Priority Collateral Trustee. Each of the Subsidiary Guarantors hereby consents to all actions taken by the Second Priority Collateral Trustee under the foregoing provisions of this Section 8.17.

                  SECTION 8.18. Removal of Second Priority Collateral Trustee. The Second Priority Collateral Trustee may be removed and discharged from the responsibilities hereby created at any time by the Second Priority Instructing Group. The Second Priority Instructing Group may appoint a successor trustee with the consent of Rite Aid (such consent not to be unreasonably withheld). The removal and discharge of the Second Priority Collateral Trustee shall be effective upon appointment of such successor trustee and such successor trustee's acceptance of its appointment.

                                   ARTICLE IX

                             Release of Collateral;
                          Expiration of Certain Rights

         SECTION 9.01. Releases of Collateral. At any time during which no Triggering Event has occurred and is continuing:

                  (a) If any Collateral is to be disposed of in a disposition that is permitted by the Senior Debt Documents and the Second Priority Debt Documents, then the Liens in favor of the Secured Parties under the Collateral Documents with respect to such Collateral (but not the proceeds thereof) will be released automatically upon consummation of such disposition, without the need for any consent or approval by any Secured Party, and the Second Priority Collateral Trustee, Senior Collateral Agent, the Representative for the holders of the 10.50% Notes and the Second Priority Representatives, at the expense of Rite Aid, shall execute such documents as are reasonably necessary to effectuate such release.

                  (b) The Lien of any Collateral Document may, at any time, be released in whole or in part by the Senior Collateral Agent (in the case of the Senior Lien) or the Second Priority Collateral Trustee (in the case of the Second Priority Lien) pursuant to written directions signed by the Majority Senior Parties (or the Senior Collateral Agent on behalf of the Majority Senior Parties) or the Second Priority Instructing Group, respectively; provided that the release of all or substantially all of the Senior Collateral shall require the written consent of all Senior Secured Parties and the release of all or substantially all of the Second Priority Collateral shall require the written consent of all Second Priority Secured Parties; provided, further, however, that to the extent the Senior Bank Obligations, the 10.5% Note Obligations, the Synthetic Lease Obligations, the Additional Senior Second Priority Debt Obligations, if any, the Exchange Note Obligations, the Additional Second Priority Debt Obligations, if any, the Replacement Senior Second Priority Debt Obligations, if any, or the Replacement Second Priority Debt Obligations, if any, are paid in full (and any commitments related thereto are terminated), the consent of the related Secured Parties shall not be required for any release, including a release of all or substantially all, of the Collateral securing such obligations.


                                    ARTICLE X

                                  Miscellaneous

         SECTION 10.01. Amendments, Supplements and Waivers. Except as otherwise provided in Section 10.12, the Majority Senior Parties and the Second Priority Instructing Group (and with respect to any such amendment, supplement or waiver
(i) which by the terms of this Agreement requires Rite Aid's consent or which increases the obligations or reduces the rights of Rite Aid or any Subsidiary Guarantor, with the consent of Rite Aid, (ii) which by the terms of this Agreement requires the Second Priority Collateral Trustee's consent or which increases the obligations or reduces the rights of the Second Priority Collateral Trustee, with the consent of the Second Priority Collateral Trustee and (iii) which by the terms of this Agreement requires the consent of a particular Second Priority Representative, or which by its terms adversely affects the rights of the Senior Secured Parties or the Second Priority Debt Parties under a particular Senior Facility or Second Priority Facility, as the case may be, in a manner materially different from its effect on the other Senior Facility or Second Priority Facilities, as the case may be, with the consent of the Representative for such Senior Facility or Second Priority Facility) may from time to time amend, supplement or waive any provision hereof. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Secured Parties and their respective successors and assigns.

         SECTION 10.02. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing (including telecopy communications) and shall be sent by mail, telecopier or hand delivery:

                  (i) If to Rite Aid or any Subsidiary Guarantor, to Rite Aid, at its address at: 30 Hunter Lane, Camp Hill, PA 17011, Attention of Chief Financial Officer, telecopy 717- 975-5961, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

                  (ii) If to the Second Priority Collateral Trustee, to:
         Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, Attention of Corporate Trust Administration, telecopy 302-651-8882, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

                  (iii) If to the Senior Collateral Agent, to it at its address at: 399 Park Avenue, 6-4, New York, NY 10022, Attention of Jeffrey Nitz, Vice President, telecopy 212-793-1290, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

                  (iv) If to the agent for the Synthetic Lease Parties, to Citicorp USA, Inc. at its address at: Two Penns Way, Suite 200, New Castle, DE 19720, Attention of Mae Wong, telecopy (302) 894-6120, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

                  (v) If to the trustee for the 10.5% Notes, to State Street Bank and Trust Company at its address at: Goodwin Square, 225 Asylum Street, 23rd Floor, Hartford, CT 06103, Attention of Corporate Trust Administration, telecopy (860) 244-1897, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

                  (vi) If to the trustee for the Exchange Notes, to State Street Bank and Trust Company at its address at: Goodwin Square, 225 Asylum Street, 23rd Floor, Hartford, CT 06103, Attention of Corporate Trust Administration, telecopy (860) 244-1897, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

All such notices, requests, demands and communications shall be deemed to have been duly given or made, when delivered by hand or when telecopied.

         SECTION 10.03. Headings. Headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         SECTION 10.04. Severability. If any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 10.05. Dealings with the Subsidiary Guarantors. Upon any application or demand by Rite Aid or any Subsidiary Guarantor to the Second Priority Collateral Trustee or the Senior Collateral Agent to take or permit any action under any of the provisions of this Agreement or under any Collateral Document, Rite Aid or such Subsidiary Guarantor, as appropriate, shall furnish to the Second Priority Collateral Trustee or the Senior Collateral Agent a certificate of an appropriate officer stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

         SECTION 10.06. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the Secured Parties and their respective successors and assigns, and nothing herein or in any Collateral Document is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this

Agreement, the Collateral or the Trust Estate. Each of the Representatives in respect of each Debt Facility represents that it has the authority to enter into this Agreement on behalf of the Secured Parties that are party to the Senior Debt Documents or Second Priority Debt Documents relating to such Facility and that this Agreement will be binding on such Secured Parties, assuming their due authorization, execution and delivery of such Senior Debt Documents or Second Priority Debt Documents.

         SECTION 10.07. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW.

         SECTION 10.08. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

         SECTION 10.09. Consent to Jurisdiction and Service of Process. Rite Aid and each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any Collateral Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Senior Collateral Agent, Second Priority Collateral Trustee or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Secured Documents against Rite Aid or any Subsidiary Guarantor or its properties in the courts of any jurisdiction.

         (b) Rite Aid and each Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 10.10. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 10.11. Additional Subsidiary Guarantors. Pursuant to Section
5.08 of the Senior Credit Facility, certain Domestic Subsidiaries of Rite Aid which are acquired or organized after the date of this Agreement are required to enter into this Agreement as provided therein. Upon execution and delivery by a Subsidiary of Rite Aid of an instrument in the form of Annex 2, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Second Priority Collateral Trustee and the Senior Collateral Agent. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

         SECTION 10.12 Additional Senior Second Priority Debt; Additional Second Priority Debt; Replacement Second Priority Debt and Replacement Senior Second Priority Debt. To the extent, but only to the extent, permitted by the provisions of the Senior Debt Documents and the Second Priority Debt Documents, Rite Aid may issue and sell one or more series or classes of (i) Additional Senior Second Priority Debt in an aggregate principal amount at any time outstanding not in excess of $93,000,000, (ii) Additional Second Priority Debt in an aggregate principal amount at any time outstanding not in excess of $300,000,000, (iii) Replacement Senior Second Priority Debt and (iv) Replacement Second Priority Debt. Any such class or series of Additional Senior Second Priority Debt, Additional Second Priority Debt, Replacement Second Priority Debt or Replacement Senior Second Priority Debt ("Class Debt") may be secured by the Second Priority Lien and may be Guaranteed by the Subsidiary Guarantors on a subordinated basis, in each case under and pursuant to the Second Priority Collateral Documents, if and subject to the condition that the Representative of any such Class Debt (the "Class

Representative"), acting on behalf of the holders of such Class Debt (such Representative and holders in respect of any Class Debt being referred to as the "Class Debt Parties"), becomes a party to this Agreement by satisfying the following conditions:

                  (i) such Class Representative shall have executed and delivered an instrument in the form of Annex 3 pursuant to which it becomes a Representative hereunder, and such Additional Senior Second Priority Debt, Additional Second Priority Debt, Replacement Second Priority Debt or Replacement Senior Second Priority Debt, as the case may be, and the related Class Debt Parties become subject hereto and bound hereby;

                  (ii) Rite Aid shall have delivered to the Senior Collateral Agent and the Second Priority Collateral Trustee true and complete copies of each of the Additional Senior Second Priority Debt Documents, Additional Second Priority Debt Documents, Replacement Second Priority Debt Documents or Replacement Senior Second Priority Debt Documents, as the case may be, with respect to such Class Debt, certified as being true and correct by a Financial Officer of Rite Aid;

                  (iii) all filings, recordations and/or amendments or supplements to the Second Priority Collateral Documents necessary or desirable in the opinion of the Second Priority Collateral Trustee to confirm and perfect the Second Priority Lien's securing the relevant Additional Senior Second Priority Debt Obligations, Additional Second Priority Debt Obligations, Replacement Second Priority Debt Obligations or Replacement Senior Second Priority Debt Obligations, as the case may be, shall have been made, executed and/or delivered, and all fees and taxes in connection therewith shall have been paid; and

                  (iv) the Senior Collateral Agent and the Second Priority Collateral Trustee shall have received such opinions of outside counsel to Rite Aid and such Class Representative satisfactory to them and such other documents relating to the matters referred to in clauses (i),
         (ii) and (iii) as either of them may reasonably request, and such opinions shall be satisfactory in form and substance to the Senior Collateral Agent and the Second Priority Collateral Trustee.

Notwithstanding anything to the contrary contained herein (including Section
10.01 hereof) or in any Second Priority Collateral Document, any filings, recordations or amendments or supplements contemplated by clause (iii) above (x) shall be subject to the prior approval of the Senior Collateral Agent, Second Priority Collateral Trustee and Rite Aid and (y) in the case of any such amendment or supplement to a Second Priority Collateral Document, shall be entered into by Rite Aid, the Subsidiary Guarantors, the Second Priority Collateral Trustee and consented to by the Senior Collateral Agent and the relevant Class Representative, but shall not require the consent or approval of any other Senior Secured Party or Second Priority Secured Party, and shall become effective upon satisfaction of each of the conditions set forth above.

         SECTION 10.13. Bailee for Perfection. The Senior Collateral Agent hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, possession of Collateral pursuant to the Senior Collateral Documents which is also Collateral under the Second Priority Collateral Documents, such possession is also for the benefit of the Second Priority Collateral Trustee and the Second Priority Secured Parties to the extent required to perfect their security interest in such Collateral. Nothing in the preceding sentence shall be construed to impose any additional duty on the Senior Collateral Agent with respect to such Collateral or provide the Second Priority Collateral Trustee or any Second Priority Secured Party with any rights with respect to such Collateral beyond those specified in this Agreement.

         SECTION 10.14. Termination of Existing Agreements. Reference is made to the Collateral Trust and Intercreditor Agreement dated as of June 12, 2000 (the "Existing Intercreditor Agreement"), among Rite Aid, the subsidiary guarantors party thereto, Wilmington Trust Company, Citicorp USA, Inc., Morgan Guaranty Trust Company of New York, The Prudential Insurance Company of America, State Street Bank and Trust Company and The Sumitomo Bank, Limited, New York Branch. Rite Aid, the subsidiary guarantors, Citicorp USA, Inc. and State Street Bank and Trust Company, as the sole remaining parties thereto, hereby agree to amend and restate the Existing Intercreditor Agreement in its entirety with this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        RITE AID CORPORATION,

                                        By________________________________
                                        Name:
                                        Title:

                                        THRIFTY PAYLESS, INC., as a Subsidiary
                                        Guarantor,

                                        By________________________________
                                        Name:
                                        Title:

                                        THE SUBSIDIARY GUARANTORS LISTED ON
                                        ANNEX 1 HERETO,

                                        By________________________________
                                        Name:
                                        Title:   Authorized Signatory


                                        WILMINGTON TRUST COMPANY, as Second
                                        Priority Collateral Trustee,

                                        By________________________________
                                        Name:
                                        Title:

                                 CITICORP USA, INC., as Senior Collateral Agent,

                                 By________________________________
                                 Name:
                                 Title:

                                  STATE STREET BANK AND TRUST
                                  COMPANY, as trustee under the 10.50% Note
                                  Indenture,

                                  By_______________________________
                                  Name:
                                  Title:

                                  STATE STREET BANK AND TRUST
                                  COMPANY, as trustee under the Exchange Note
                                  Indenture,

                                  By_______________________________
                                  Name:
                                  Title:

                           CITICORP USA, INC., as agent for the Synthetic Lease Parties under the Synthetic Lease Documents,

                           By_______________________________
                           Name:
                           Title:

                                                                  Annex 1 to the
                                    Collateral Trust and Intercreditor Agreement



                              Subsidiary Guarantors

112 Burleigh Avenue Norfolk, LLC
1515 West State Street Boise, Idaho, LLC
1525 Cortyou Road - Brooklyn Inc.
1740 Associates, LLC
3581 Carter Hill Road - Montgomery Corp.
4042 Warrensville Center Road -
Warrensville Ohio, Inc.
5277 Associates, Inc.
537 Elm Street Corporation
5600 Superior Properties, Inc.
657-659 Broadway St. Corp.
764 South Broadway- Geneva, Ohio, LLC
Ann & Government Streets- Mobile,
Alabama, LLC
Apex Drug Stores, Inc.
Baltimore/Annapolis Boulevard & Governor Richie Hwy-Glen Burnie, MD, LLC Broadview and Wallings -Broadview Heights Ohio, Inc.
Central Avenue and Main Street- Petal, MS, LLC
Dominion Action Four Corporation
Dominion Action One Corporation
Dominion Action Three Corporation
Dominion Action Two Corporation
Dominion Drug Stores Corporation
Drug Fair of PA, Inc.
Drug Fair, Inc.
Eagle Managed Care Corp.
Eighth and Water Streets- Ulrichsville, Ohio, LLC
England Street-Asheland Corporation GDF, Inc.
Gettysburg and Hoover-Dayton, Ohio, LLC
Gratiot & Center- Saginaw Township,
Michigan, LLC
Harco, Inc.
Jaime Nathan Travis Corporation
K&B Alabama Corporation
K&B Florida Corporation
K&B Louisiana Corporation
K&B Mississippi Corporation
K&B Services, Inc.
K&B Tennessee Corporation
K&B Texas Corporation
K&B Trainees, Inc.
K&B, Incorporated
Katz & Besthoff, Inc.
Keystone Centers, Inc.
Lakehurst and Broadway Corporation
Mayfield & Chillicothe Roads- Chesterland, LLC
Munson & Andrews LLC
Name Rite, LLC
Northline & Dix- Toledo- Southgate, LLC
Ocean Acquisition Corporation
P.L.D. Enterprises, Inc.
Patton Drive and Navy Boulevard Property
Corporation
Paw Paw Lake Road & Paw Paw Avenue-Coloma, Michigan, LLC
PDS-1 Michigan, Inc.
Perry Distributors, Inc.
Perry Drug Stores, Inc.
PL Xpress, Inc.
Portfolio Medical Services, Inc.
Rack Rite Distributors, Inc.
Ram-Utica, Inc.
RDS Detroit, Inc.
Reads, Inc.
Rite Aid Drug Palace, Inc.
Rite Aid Hdqtrs. Corp.

Rite Aid of Alabama, Inc.
Rite Aid of Connecticut, Inc.
Rite Aid of Delaware, Inc.
Rite Aid of Florida, Inc.
Rite Aid of Georgia, Inc.
Rite Aid of Illinois, Inc.
Rite Aid of Indiana, Inc.
Rite Aid of Kentucky, Inc.
Rite Aid of Maine, Inc.
Rite Aid of Maryland, Inc.
Rite Aid of Massachusetts, Inc.
Rite Aid of Michigan, Inc.
Rite Aid of New Hampshire, Inc.
Rite Aid of New Jersey, Inc.
Rite Aid of New York, Inc.
Rite Aid of North Carolina, Inc.
Rite Aid of Ohio, Inc.
Rite Aid of Pennsylvania, Inc.
Rite Aid of South Carolina, Inc.
Rite Aid of Tennessee, Inc.
Rite Aid of Vermont, Inc.
Rite Aid of Virginia, Inc.
Rite Aid of Washington, D.C., Inc.
Rite Aid of West Virginia, Inc.
Rite Aid Realty Corp.
Rite Aid Rome Distribution Center, Inc.
Rite Aid Transport, Inc.
Rite Aid Venturer #1, Inc.
Rite Fund, Inc.
Rite Investments Corporation
RX Choice, Inc.
Script South
Seven Mile and Evergreen- Detroit, LLC
Silver Springs Road- Baltimore, Maryland/One, LLC
Silver Springs Road- Baltimore, Maryland/Two, LLC
Sophie One Corp.
State & Fortification Streets-Jackson, Mississippi, LLC
State Street and Hill Road- Gerard, Ohio, LLC
Super Distributors, Inc.
Super Ice Cream Suppliers, Inc.
Super Laboratories, Inc.
Super Pharmacy Network, Inc.
Super Tobacco Distributors, Inc
The Lane Drug Company
The Muir Company
Thrifty Corporation
Thrifty Payless, Inc
Thrifty Wilshire, Inc.
Tyler and Sanders Roads, Birmingham-Alabama, LLC
Virginia Corporation
W.R.A.C., Inc.
Fairground, LLC

Laverdiere's Enterprises, Inc.
Leader Drugs, Inc.

                                                                  Annex 2 to the
                                    Collateral Trust and Intercreditor Agreement

                           SUPPLEMENT NO. dated as of              , to the
                  COLLATERAL TRUST AND INTERCREDITOR AGREEMENT dated as of June 27, 2001 (the "Collateral Trust and Intercreditor Agreement"), among Rite Aid Corporation ("Rite Aid"), certain subsidiaries of Rite Aid (each a "Subsidiary Guarantor"), Wilmington Trust Company, a Delaware banking corporation, as Second Priority Collateral Trustee for the holders from time to time of the Second Priority Debt Obligations, Citicorp USA, Inc., a Delaware corporation, as Senior Collateral Agent for the Senior Secured Parties under the Senior Loan Documents, State Street Bank and Trust Company, as trustee under the 10.5% Note Indenture for the holders of the 10.5% Notes and as trustee under the Exchange Note Indenture for the holders of the Exchange Notes, Citicorp USA, Inc., a Delaware corporation, as agent for the Synthetic Lease Parties under the Synthetic Lease Documents, and each other Second Priority Representative which becomes a party thereto pursuant to Section 10.12 thereof.


     A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Trust and Intercreditor Agreement, including the Definitions Annex referred to therein.

     B. The Subsidiary Guarantors have entered into the Collateral Trust and Intercreditor Agreement. Pursuant to Section 5.08 of the Senior Credit Facility, certain subsequently acquired or organized Domestic Subsidiaries of Rite Aid are required to enter into the Collateral Trust and Intercreditor Agreement. Section
10.11 of the Collateral Trust and Intercreditor Agreement provides that such Subsidiaries may become party to the Collateral Trust and Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Senior Credit Facility in order to induce the Senior Banks to make additional extensions of credit thereunder and as consideration for extensions of credit previously made, and in accordance with any applicable requirements of the Second Priority Debt Documents.

     Accordingly, the Second Priority Collateral Trustee, the Senior Collateral Agent and the New Subsidiary Guarantor agree as follows:

     SECTION 1. In accordance with Section 10.11 of the Collateral Trust and Intercreditor Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Collateral Trust and Intercreditor Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor, and the New Subsidiary Guarantor hereby agrees to all the terms and provisions of the Collateral Trust and Intercreditor Agreement applicable to it as a Subsidiary Guarantor thereunder. Each reference to a "Subsidiary Guarantor" in the Collateral Trust and Intercreditor Agreement shall be deemed to include the New Subsidiary Guarantor. The Collateral Trust and Intercreditor Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Subsidiary Guarantor represents and warrants to the Second Priority Collateral Trustee, the Senior Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when each of the Second Priority Collateral Trustee and the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary Guarantor. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Collateral Trust and Intercreditor Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Trust and Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Collateral Trust and Intercreditor Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it in care of Rite Aid as specified in the Collateral Trust and Intercreditor Agreement.

     SECTION 8. The New Subsidiary Guarantor agrees to reimburse each of the Second Priority Collateral Trustee and the Senior Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Second Priority Collateral Trustee and the Senior Collateral Agent.

     IN WITNESS WHEREOF, the New Subsidiary Guarantor, the Second Priority Collateral Trustee and the Senior Collateral Agent have duly executed this Supplement to the Collateral Trust and Intercreditor Agreement as of the day and year first above written.

                                            [NAME OF NEW SUBSIDIARY GUARANTOR],

                                            By________________________________
                                            Name:
                                            Title:   Authorized Signatory

Acknowledged by:

WILMINGTON TRUST COMPANY,
as Second Priority Collateral Trustee,

By________________________________
Name:
Title:

CITICORP USA, INC., as Senior Collateral Agent,

By________________________________
Name:
Title:

                                                                  Annex 3 to the
                                    Collateral Trust and Intercreditor Agreement

                           REPRESENTATIVE SUPPLEMENT NO. dated as of          ,
                  to the COLLATERAL TRUST AND INTERCREDITOR AGREEMENT dated as of June 27, 2001 (the "Collateral Trust and Intercreditor Agreement"), among Rite Aid Corporation ("Rite Aid"), certain subsidiaries of Rite Aid (each a "Subsidiary Guarantor"), Wilmington Trust Company, a Delaware banking corporation, as Second Priority Collateral Trustee for the holders from time to time of the Second Priority Debt Obligations, Citicorp USA, Inc., a Delaware corporation, as Senior Collateral Agent for the Senior Secured Parties under the Senior Loan Documents, State Street Bank and Trust Company, as trustee under the 10.5% Note Indenture for the holders of the 10.5% Notes and as trustee under the Exchange Note Indenture for the holders of the Exchange Notes, Citicorp USA, Inc., a Delaware corporation, as agent for the Synthetic Lease Parties under the Synthetic Lease Documents, and each other Second Priority Representative which becomes a party thereto pursuant to
                  Section 10.12 thereof.


     A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Trust and Intercreditor Agreement, including the Definitions Annex referred to therein.

     B. As a condition to the ability of Rite Aid to issue Additional Senior Second Priority Debt, Additional Second Priority Debt, Replacement Senior Second Priority Debt or Replacement Second Priority Debt and to secure such Class Debt with the Second Priority Lien and to have such Class Debt guaranteed by the Subsidiary Guarantors on a subordinated basis, in each case under and pursuant to the Second Priority Collateral Documents, the Class Representative in respect of such Class Debt is required to become a Representative under, and such Class Debt and the Class Debt Parties in respect thereof are required to become subject to and bound by, the Collateral Trust and Intercreditor Agreement.
Section 10.12 of the Collateral Trust and Intercreditor Agreement provides that such Class Representative may become a Representive under, and such Class Debt and such Class Debt Parties may become subject to and bound by, the Collateral Trust and Intercreditor Agreement, pursuant to the execution and delivery by the Class Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section
10.12. The undersigned Class Representative (the "New Representative") is executing this Representive Supplement in accordance with the requirements of the Senior Credit Facility and the Second Priority Debt Documents.

     Accordingly, the Second Priority Collateral Trustee, the Senior Collateral Agent and the New Representative agree as follows:

     SECTION 1. In accordance with Section 10.12 of the Collateral Trust and Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Class Debt and Class Debt Parties become subject to and bound by, the Collateral Trust and Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Class Debt Parties, hereby agrees to all the terms and provisions of the Collateral Trust and Intercreditor Agreement applicable to it as a Representative and to the Class Debt Parties that it represents. Each reference to a "Representative" or "Second Priority Representative" in the Collateral Trust and Intercreditor Agreement shall be deemed to include the New Representative. The Collateral Trust and Intercreditor Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Representative represents and warrants to the Second Priority Collateral Trustee, the Senior Collateral Agent and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement on behalf of itself and the Class Debt Parties that it purports to represent and (ii) this Representive Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it and the Class Debt Parties that it represents in accordance with its terms.

     SECTION 3. This Representive Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representive Supplement shall become effective when each of the Second Priority Collateral Trustee and the Collateral Agent shall have received a counterpart of this Representive Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representive Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Representive Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Collateral Trust and Intercreditor Agreement shall remain in full force and effect.

     SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Representive Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Trust and Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Collateral Trust and Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

     SECTION 8. Rite Aid agrees to reimburse each of the Second Priority Collateral Trustee and the Senior Collateral Agent for its reasonable out-of-pocket expenses in connection with this Representive Supplement, including the reasonable fees, other charges and disbursements of counsel for the Second Priority Collateral Trustee and the Senior Collateral Agent.

     IN WITNESS WHEREOF, the New Representative, the Second Priority Collateral Trustee and the Senior Collateral Agent have duly executed this Representive Supplement to the Collateral Trust and Intercreditor Agreement as of the day and year first above written.

                               [NAME OF NEW REPRESENTATIVE], as [            ]
                               for the holders of [           ],

                               By________________________________
                               Name:
                               Title:   Authorized Signatory

                               Address for notices:

                                                 ______________________________

                                                 ______________________________

                                                 attention of: ________________

                                                 Telecopy: ____________________







Acknowledged by:

WILMINGTON TRUST COMPANY,
as Second Priority Collateral Trustee,

By________________________________
Name:
Title:

CITICORP USA, INC., as Senior Collateral Agent,

By________________________________
Name:
Title: